HIGHLAND FUNDS II

Fund	Class A	Class C	Class Y
Highland Energy MLP Fund	HEFAX	HEFCX	HEFYX
Highland Premier Growth Equity Fund	HPEAX	HPECX	HPEYX
Highland Small-Cap Equity Fund	HSZAX	HSZCX	HSZYX
Highland Fixed Income Fund	HFBAX	HFBCX	HFBYX
Highland Tax-Exempt Fund	HTXAX	HTXCX	HTXYX
Highland Global Allocation Fund	HCOAX	HCOCX	HCOYX
Highland Total Return Fund	HTAAX	HTACX	HTAYX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 22, 2016 to the Prospectus for the Funds dated February 1, 2016, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Highland Liquid Reserves Fund shares (the “Liquid Reserves Fund Shares”) of the investment class of State Street Institutional Liquid Reserves Fund, a money market mutual fund advised by SSGA Funds Management, Inc., will no longer be sold to new investors, and will not be available for purchase by exchange from any other Fund from new investors or existing shareholders. Effective September 20, 2016, the Liquid Reserves Fund Shares will not be sold to existing shareholders. Liquid Reserves Fund Shares will be liquidated (the “Liquidation”) on or about September 21, 2016 (the “Liquidation Date”).

In connection with the Liquidation, any Liquid Reserves Fund Shares outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. At any time prior to the Liquidation Date, shareholders of Liquid Reserves Fund Shares may redeem their Liquid Reserves Fund Shares. Shareholders of Liquid Reserves Fund Shares may also exchange their Liquid Reserves Fund Shares for shares of any other Fund at any time prior to the Liquidation Date, as described in and subject to any restrictions set forth under the section “Exchange of Shares” under the heading “Shareowner Guide – How to Invest in Highland Funds II” on page 74 of the Prospectus.

Shareholders of the Liquid Reserves Fund Shares should consult their tax advisors regarding the tax treatment of the Liquidation.

After the Liquidation Date, all references to the Liquid Reserves Fund Shares contained in the Prospectus are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUP-6/22/16